SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement                 [ ] Confidential, for Use by the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  Procept, Inc.

    ----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
    ----------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                  PROCEPT, INC.

               840 Memorial Drive, Cambridge, Massachusetts 02139
                                 (617) 491-1100

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The annual meeting of the stockholders of Procept, Inc., a Delaware corporation ("Procept"), will be held at the offices of Paramount Capital, Inc. at 787 Seventh Avenue, New York, New York at 1:00 p.m. on Friday, June 11, 1999, for the following purposes:

         1.  To elect seven directors of Procept.

         2. To approve an amendment to Procept's 1998 Equity Incentive Plan (the "Equity Plan") increasing the aggregate number of shares of common stock reserved for issuance under the Equity Plan by 3,300,000 from 1,500,000 to 4,800,000.

         3. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on April 15, 1999 will be entitled to vote at the meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE YOUR PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.

                                             By order of the Board of Directors,


                                             Lynnette C. Fallon
                                             Secretary

April 30, 1999

                                  PROCEPT, INC.


               840 Memorial Drive, Cambridge, Massachusetts 02139
                                 (617) 491-1100

                                 ---------------

                                 Proxy Statement

                                 ---------------


                               GENERAL INFORMATION

     The enclosed proxy is solicited on behalf of the Board of Directors of Procept, Inc. ("Procept" or the "Company") for use at the annual meeting of stockholders to be held at the offices of Paramount Capital, Inc. at 787 Seventh Avenue, New York, New York at 1:00 p.m. on Friday, June 11, 1999, and at any adjournments thereof.

     The authority granted by an executed proxy may be revoked, at any time before its exercise, by filing with the Secretary of Procept a written revocation or a duly executed proxy bearing a later date or by voting in person at the meeting. Shares represented by valid proxies will be voted in accordance with the specifications in the proxies. If no specifications are made, the proxies will be voted to elect the directors nominated by the Board of Directors. Procept will exercise discretionary authority to vote valid proxies on any matter duly considered at the 1999 annual meeting of which Procept did not have notice prior to March 15, 1999.

     On April 15, 1999, Procept had outstanding 11,278,764 shares of common stock, $.01 par value (the "Common Stock"), which is its only outstanding class of voting stock. Only stockholders of record at the close of business on April 15, 1999 will be entitled to vote at the meeting. The holders of Common Stock are entitled to one vote for each share registered in their names on the record date with respect to all matters to be acted upon at the meeting. The presence at the meeting, in person or by proxy, of a majority in interest of the Common Stock issued and outstanding and entitled to vote at the meeting shall constitute a quorum for the transaction of business. Abstentions and broker non-votes will be considered present for purposes of determining the presence of a quorum.

     The approximate date on which this proxy statement and accompanying proxy are first being sent or given to stockholders is April 30, 1999.



April 30, 1999

                                 SHARE OWNERSHIP

     The following table and footnotes set forth certain information regarding the beneficial ownership of Procept's Common Stock as of April 15, 1999 by (i) persons known by Procept to be beneficial owners of more than 5% of the Common Stock, (ii) the current Chief Executive Officer and the former Chief Executive Officer1, (iii) each director and nominee for election as a director of Procept, and (iv) all current executive officers and directors of Procept as a group:


                                                                             Shares of Common Stock
                                                                             Beneficially Owned(1)
                                                                             ---------------------
              Beneficial Owner                                               Shares           Percent
              ----------------                                               ------           -------
The Aries Trust......................................................      8,629,411 (2)       56.02%
Aries Domestic Fund, L.P.
Aries Master Fund
Paramount Capital Investments, LLC
Paramount Capital Asset Management, Inc.
Dr. Lindsay A. Rosenwald
   c/o Paramount Capital Asset Management, Inc.
   787 Seventh Avenue
   New York, New York 10019

John F. Dee..........................................................        307,315 (3)        2.65%

Stanley C. Erck......................................................         30,000 (4)            *

Michael S. Weiss.....................................................        249,543 (5)        2.17%

Zola P. Horovitz, Ph.D...............................................         33,734 (6)            *

Max Link, Ph.D.......................................................         30,092 (7)            *

Mark C. Rogers, M.D..................................................         20,734 (8)            *

Nigel J. Rulewski, M.D...............................................         10,000                *

Elliott H. Vernon....................................................         20,734 (9)            *

All current executive officers and directors as
a group (7 persons)..................................................        702,129(10)        5.87%


(1) No other executive officers' 1998 salary and bonus exceeded $100,000.

  * Indicates less than 1%

(1) Unless otherwise indicated in these footnotes, each stockholder has sole voting and investment power with respect to the shares of Common Stock shown as beneficially owned by such stockholder, subject to community property laws where applicable. Shares of Common Stock issuable upon the exercise of options or warrants currently exercisable or exercisable within 60 days of April 15, 1999 are treated as outstanding solely for the purpose of calculating the amount and percentage of shares beneficially owned by the holder of such options or warrants.

(2)  Reported ownership consists of:

       (A) the following holdings of The Aries Trust: (1) 2,815,491 outstanding shares of Common Stock, (2) 1,201,760 shares issuable on exercise of Class C Warrants, (3) 79,384 shares issuable upon exercise of 1998 Unit Purchase Options, (4) 45,640 shares issuable upon exercise of Class C Warrants issuable on exercise of 1998 Unit Purchase Options, (5) 61,461 shares issuable upon exercise of 1997 Unit Purchase Options originally issued by Pacific Pharmaceuticals, Inc. ("Pacific"), (6) 9,061 shares issuable upon exercise of Class A Warrants issuable on exercise of 1997 Unit Purchase Options originally issued by Pacific, (7) 2,716 shares issuable upon exercise of 1995 Unit Purchase Options originally issued by Pacific, (8) 3,395 shares issuable upon exercise of Class A Warrants issuable on exercise of 1995 Unit Purchase Options originally issued by Pacific, (9) 126,837 shares issuable upon exercise of Class A Warrants originally issued by Pacific, and (10) 11,408 shares issuable upon exercise of Common Stock Warrants exercisable at $8.84 per share originally issued by Pacific;

       (B) the following holdings of the Aries Domestic Fund, L.P.: (1) 1,514,653 outstanding shares of Common Stock, (2) 626,142 shares issuable on exercise of Class C Warrants, (3) 39,100 shares issuable upon exercise of 1998 Unit Purchase Options, (4) 22,480 shares issuable upon exercise of Class C Warrants issuable on exercise of 1998 Unit Purchase Options,
       (5) 32,197 shares issuable upon exercise of 1997 Unit Purchase Options originally issued by Pacific, (6) 4,671 shares issuable upon exercise of Class A Warrants issuable on exercise of 1997 Unit Purchase Options originally issued by Pacific, (7) 2,716 shares issuable upon exercise of 1995 Unit Purchase Options originally issued by Pacific, (8) 3,395 shares issuable upon exercise of Class A Warrants issuable on exercise of 1995 Unit Purchase Options originally issued by Pacific, (9) 78,541 shares issuable upon exercise of Class A Warrants originally issued by Pacific, and (10) 4,889 shares issuable upon exercise of Common Stock Warrants exercisable at $8.84 per share originally issued by Pacific;

       (C) the following holding of Aries Master Fund: 10,600 outstanding shares of Common Stock;

       (D) the following holdings of Dr. Lindsay A. Rosenwald: (1) 153,246 outstanding shares of Common Stock, (2) 660,770 shares issuable upon exercise of 1998 Unit Purchase Options, (3) 379,898 shares issuable upon exercise of Class C Warrants issuable on exercise of 1998 Unit Purchase Options, (4) 594,825 shares issuable upon exercise of 1997 Unit Purchase Options originally issued by Pacific, (5) 86,292 shares issuable upon exercise of Class A Warrants issuable on exercise of 1997 Unit Purchase Options originally issued by Pacific, (6) 20,879 shares issuable upon exercise of 1995 Unit Purchase Options originally issued by Pacific, and
       (7) 26,099 shares issuable upon exercise of Class A Warrants issuable on exercise of 1995 Unit Purchase Options originally issued by Pacific; and

       (E) the following holding of Paramount Capital Investments, LLC: 10,865 outstanding shares of Common Stock. See "Certain Relationships and Related Transactions."

(3) Includes 307,315 shares issuable to Mr. Dee upon the exercise of options currently exercisable or exercisable within 60 days of April 15, 1999.

(4) Mr. Erck was the Chief Executive Officer of the Company until February 1998. Consists solely of shares issuable to Mr. Erck upon the exercise of options currently exercisable or exercisable within 60 days of April 15, 1999.

(5) Includes 231,650 shares issuable to Mr. Weiss upon the exercise of options currently exercisable or exercisable within 60 days of April 15, 1999; does not include options held by Hawkins Group, LLC to purchase units consisting of an aggregate of (A) 152,074 shares of Common Stock and (B) Class C Warrants to purchase 87,432 shares of Common Stock. Mr. Weiss is a managing member of the Hawkins Group, LLC and disclaims beneficial ownership of its shares.

(6) Consists solely of shares issuable to Dr. Horovitz upon the exercise of options currently exercisable or exercisable within 60 days of April 15, 1999.

(7) Includes 29,877 shares issuable to Dr. Link upon the exercise of options currently exercisable or exercisable within 60 days of April 15, 1999.

(8) Consists solely of shares issuable to Dr. Rogers upon the exercise of options currently exercisable or exercisable within 60 days of April 15, 1999.

(9) Consists solely of shares issuable to Mr. Vernon upon the exercise of options currently exercisable or exercisable within 60 days of April 15, 1999.

(10) Includes 673,921 shares of common stock subject to options that are presently exercisable or will become exercisable within sixty (60) days of April 15, 1999. See footnotes (3), (5), (6), (7), (8) and (9). Does not include footnote (4) as Mr. Erck is no longer an executive officer of Procept.

                              ELECTION OF DIRECTORS


     The Board of Directors has fixed the number of directors at seven for the coming year. The seven persons named below have been nominated for election as directors at the annual meeting of stockholders to be held on June 11, 1999, to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Each of the seven nominees for director has consented to being named a nominee in this proxy statement and to serve, if elected, as a director. If any nominee is unable to serve, proxies will be voted for such other candidates as may be nominated by the Board of Directors.

     Pursuant to Procept's by-laws, directors will be elected by a plurality of the votes properly cast at the meeting. Abstentions and votes withheld will not be treated as votes cast for this purpose and will not affect the outcome of the election.

     The following table contains certain information about the nominees for directors.



                                           Business Experience During Past Five                     Director
     Name and Age                             Years and Other Directorships                           Since
     ------------                          ------------------------------------                     ---------
John F. Dee              John F. Dee has  served as  President, Chief Executive Officer and a        1998
Age: 41                  member of the Board of Directors of Procept since joining the Company in February 1998. From April 1997 to October 1997, Mr. Dee was Interim
                         Chief Executive Officer of Genta Incorporated. From 1994 to 1997 and
                         1988 to 1992, Mr. Dee was a Senior Management Consultant with McKinsey
                         & Company, Inc. and from 1992 to 1994 served as Chief Operating
                         Officer, Chief Financial Officer, and Director of Walden Laboratories,
                         Inc. (now AVAX Technologies, Inc.). Mr. Dee holds a M.S. in Chemical
                         Engineering from Stanford University and a M.B.A. from Harvard
                         University.

Michael S. Weiss         Michael S. Weiss has been a director of the Company, and the Chairman        1997
Age: 33                  of its Board of  Directors, since July 1997. Mr. Weiss is presently
                         President and Chief Executive Officer of eOncology.com. Prior to
                         joining eOncology.com, from 1993 to 1999, Mr. Weiss was a Senior
                         Managing Director of Paramount Capital, Inc. Prior to joining
                         Paramount, Mr. Weiss was an attorney with Cravath, Swaine & Moore.
                         Mr. Weiss is currently Vice-Chairman of the Board of Directors of Genta
                         Incorporated, a director of AVAX Technologies, Inc. and Palatin
                         Technologies, Inc., and is the Secretary of Atlantic Pharmaceuticals,
                         Inc., each of which is a publicly traded biopharmaceutical company.
                         Additionally, Mr. Weiss is currently a member of the boards of directors of several privately held biopharmaceutical companies. Mr.
                         Weiss received his J.D. from Columbia University School of Law and a
                         B.S. in Finance from The State University of New York at Albany. Mr.
                         Weiss devotes only a portion of his time to the business of the Company.

                                                          -5-

                                           Business Experience During Past Five                     Director
     Name and Age                             Years and Other Directorships                           Since
     ------------                          ------------------------------------                     ---------
Zola P. Horovitz, Ph.D.  Zola P. Horovitz, Ph.D. has been a director of the Company since 1992.     1992
Age: 64                  Dr.  Horovitz, currently a consultant to pharmaceutical companies, served as Vice President - Business Development and Planning at
                         Bristol-Myers Squibb Pharmaceutical Group, from August 1991 to
                         April 1994, and as Vice President - Licensing, from 1989 to August 1991.
                         Prior to 1989, Dr. Horovitz spent 30 years as a member of the Squibb
                         Institute for Medical Research, most recently as Vice President Research
                         Planning. He is also a director of seven other publicly traded biotechnology and pharmaceutical companies: Avigen, Inc., BioCryst, Inc.,
                         Clinicor, Inc., Diacrin, Inc., Magainin Pharmaceuticals, Inc.,
                         Roberts Pharmaceutical Corporation and Synaptic Pharmaceuticals, Inc. Dr.
                         Horovitz received his Ph.D. from the University of Pittsburgh.

Max Link, Ph.D.          Max Link, Ph.D. has been a director of the Company since 1995. Dr.           1995
Age: 58                  Link has held a number of executive positions with pharmaceutical and healthcare companies. Most recently, he served as Chief Executive
                         Officer of Corange Limited from May 1993 until June 1994. Prior to joining Corange, Dr. Link served in a number of positions within Sandoz
                         Pharma Ltd., including Chief Executive Officer, from 1987 until April
                         1992, and Chairman, from April 1992 until May 1993. Dr. Link currently serves on the board of  directors of six publicly traded life science companies: Access Pharmaceuticals, Inc., Alexion Pharmaceuticals,
                         Inc., Cell Therapeutics, Inc., CytRx Corporation, Human Genome
                         Sciences, Inc. and Protein Design Labs, Inc. Dr. Link received his
                         Ph.D. in Economics from the University of St. Gallen in 1970.



                                                          -6-

                                           Business Experience During Past Five                     Director
     Name and Age                             Years and Other Directorships                           Since
     ------------                          ------------------------------------                     ---------
Mark C. Rogers, M.D.     Mark C. Rogers, M.D. has been a director of the Company since December       1997
Age: 56                  1997. Dr. Rogers is presently the President of Paramount Capital,
                         Inc. From 1996 until 1998, Dr. Rogers was Senior Vice President,
                         Corporate Development and Chief Technology Officer of The Perkin-Elmer
                         Corporation, a developer, manufacturer and marketer of life science and analytical instrument systems. From 1992 to 1996, Dr. Rogers was Vice
                         Chancellor for Health Affairs at Duke University Medical Center and
                         Chief Executive Officer at Duke Hospital and Health  Network. Prior to
                         his employment at Duke, Dr. Rogers was on the faculty of Johns Hopkins
                         University for 15 years where he served as a Distinguished Faculty
                         Professor and Chairman of the Department of Anesthesiology and Critical
                         Care  Medicine, Associate Dean for Clinical Affairs, Director of the
                         Pediatric Intensive Care Unit and Professor of Pediatrics. Dr. Rogers
                         currently serves on the board of three publicly traded companies:
                         Discovery Laboratories, Inc., a development-stage pharmaceutical company, Galileo Corporation, a fiberoptics and electro-optics technology company, and HCIA, Inc., a health care information content company. Dr. Rogers received his M.D. from Upstate Medical Center,
                         State University of New York, and his M.B.A. from The Wharton School.
                         He received his B.A. from Columbia University and held a Fulbright
                         Scholarship.

Nigel J. Rulewski, M.D.  Nigel J. Rulewski, M.D. has been Chief Medical Officer of Procept since      1999
Age: 45                  December  1998 and a director since January 1999. Prior to joining
                         Procept, Dr. Rulewski has served as Vice President, Clinical Affairs and Chief Medical Officer for Astra USA from 1989 to 1998. He has also served in clinical leadership positions at Serono Laboratories (USA),
                         Fison Corporation (USA), and Kali-Duphar Laboratories (USA). Dr. Rulewski
                         received a M.B. and a B.S. from St. Bartholomew's Hospital at the
                         University of London. He is also a Diplomat of the Royal College of
                         Obstetricians and Gynecologists, as well as a Diplomat of Child Health of the Royal College of Physicians.




                                                          -7-

                                           Business Experience During Past Five                     Director
     Name and Age                             Years and Other Directorships                           Since
     ------------                          ------------------------------------                     ---------
Elliott H. Vernon        Elliott H. Vernon has been a director of the Company since December          1997
Age: 56                  1997. Mr. Vernon has been the Chairman of the Board, President  and
                         Chief Executive Officer of Healthcare Imaging Services, Inc., a
                         publicly held operator of fixed-site magnetic resonance imaging centers in the northeast, since its inception in 1991. For the past ten years, Mr. Vernon has also been the managing partner of MR General
                         Associates, a New Jersey general partnership which is the general partner of DMR Associates, L.P., a Delaware limited partnership.
                         Mr. Vernon was also one of the founders of Transworld Nurses, Inc., the predecessor of Transworld HealthCare, Inc., a publicly held regional supplier of a broad range of alternate site healthcare services and products. Mr. Vernon is also a principal of Healthcare Financial Corp.,
                         LLC, a healthcare financial consulting company engaged primarily in FDA matters. From January 1990 to December 1994, Mr. Vernon was a director,
                         Executive Vice President and General Counsel of Aegis Holdings
                         Corporation, an international provider of financial services through its investment management and capital markets consulting subsidiaries.


     The Board of Directors held seven meetings during 1998. Each of the directors then in office attended at least 75% of the aggregate of all meetings of the Board and all meetings of the committees of the Board on which such director then served, except Dr. Rogers, who attended 71% of the aggregate of all of such meetings.

     Procept has standing Audit and Compensation Committees of the Board of Directors but does not have a Nominating Committee. The Audit Committee, which during 1998 consisted of Dr. Horowitz and Dr. Link until April 1998 and Dr. Vernon and Dr. Link thereafter, held one meeting in 1998. The primary function of the Audit Committee is to assist the Board of Directors in the discharge of its duties and responsibilities by providing the Board with an independent review of the financial health of Procept and of the reliability of Procept's financial controls and financial reporting systems. The Audit Committee reviews the general scope of Procept's annual audit, the fee charged by Procept's independent accountants and other matters relating to internal control systems. For information about the Compensation Committee, see the "Compensation Committee Report on Executive Compensation" below.

                             EXECUTIVE COMPENSATION


     The Compensation Committee Report set forth below describes Procept's compensation policies applicable to executive officers and the bases for Mr. Dee's compensation as Chief Executive Officer in 1998. The following graph shows a comparison of the cumulative total shareholder returns on the Common Stock over the period from February 10, 1994 (the first trading day of Procept's Common Stock) to December 31, 1998, as compared with that of the S&P 500 Composite Index and the Hambrecht & Quist Biotechnology Index. The graph assumes $100 invested on February 10, 1994 in Procept Common Stock, the S&P 500 Index and the Hambrecht & Quist Biotechnology Index, with all dividends, if any, being reinvested.



      Comparison of 58 Month Cumulative Total Return* Among Procept, Inc., the S&P 500 Index, and the Hambrecht & Quist Biotechnology Index


* $100 INVESTED ON 2/10/94 IN STOCK OR ON 1/31/94 IN INDEX--INCLUDING INVESTMENT OF DIVIDENDS. FISCAL YEAR ENDED DECEMBER 31.


  ------------------------------------------------------------------------------------------------------------
                                     2/10/94        1994        1995         1996        1997         1998
  ------------------------------------------------------------------------------------------------------------
  Procept, Inc.                       $100         $30.15      $37.77       $12.50       $1.68       $0.42
  ------------------------------------------------------------------------------------------------------------
  S&P 500 Index                       $100         $97.99      $134.82     $165.77      $221.08     $284.25
  ------------------------------------------------------------------------------------------------------------
  Hambrecht & Quist
  Biotechnology Index                 $100         $91.04      $154.87     $142.90      $144.64     $220.26
  ------------------------------------------------------------------------------------------------------------

             Compensation Committee Report on Executive Compensation

     During 1998, the Compensation Committee of the Board of Directors (the "Committee") consisted of Dr. Zola P. Horovitz, Dr. Max Link, and Michael S. Weiss. The Committee's responsibilities include: (i) reviewing the performance of the Chief Executive Officer and the other executive officers of the Company and making determinations as to their cash and equity-based compensation and benefits, and (ii) administration of employee stock option grants and stock awards and acted once by written consent under Procept's 1998 Equity Incentive Plan (the "Equity Plan"). During 1998, the Committee met once and acted once by written consent. During most of 1998, Procept had only one executive officer, John F. Dee, the Chief Executive Officer of the Company. Stanley Erck, the former Chief Executive Officer, resigned in February 1998. Dr. Nigel Rulewski, Chief Medical Officer, joined the Company as an executive officer in December 1998. No executive officer other than Mr. Dee received more than $100,000 in base salary and bonus during 1998.

     The Company's executive compensation policy is designed to attract, retain and reward executive officers who contribute to the long term success of Procept by maintaining a competitive salary structure as compared with other biotechnology companies and by aligning individual compensation with the achievement of business objectives and individual performance.

     The Committee reviews the entire executive compensation package which consists of: base salary, annual cash or stock bonuses based on performance, and stock option grants under the Equity Plan.


Chief Executive Officer Compensation

     Stanley Erck served as Chief Executive Officer of the Company until February 1998. Mr. Erck's employment with the Company terminated on March 13, 1998. Prior to his termination of employment, Mr. Erck received base compensation for his service in 1998 at the same rate as he had been paid during the proceeding three fiscal years.

     John Dee commenced service as the Chief Executive Officer in February 1998. As part of Mr. Dee's offer of employment, his base salary for 1998 was fixed at $200,000. Mr. Dee is also entitled to a performance bonus of up to $200,000, subject to the achievement of agreed upon milestones, with a minimum bonus of $25,000 for his first year of employment. As of the date of this proxy statement, the Compensation Committee has not yet considered whether Mr. Dee will receive more than the minimum bonus for 1998.


Stock Options

     In general, stock options are granted to Procept's executive officers at the time of their hire and at such other times as the Committee may deem appropriate, such as a promotion and upon nearing full vesting of prior options. In reviewing option grants, the Committee uses the same industry survey data as used in its analysis of base salaries and bonuses. The Committee bases its stock option award decisions upon a comparison with the equity ownership of officers holding similar positions in other biotechnology companies.

     The stock option grants made by the Committee are designed to align the interest of management with those of the shareholders. In order to maintain the incentive aspects of these grants, the Committee has determined that a significant percentage of any officer's stock options should be unvested option shares. Consistent with this determination, the Committee uses a four-year vesting period for all option shares and periodically reviews individual officer stock option holdings.

     As part of his severance package, Mr. Erck received an option grant exercisable for 20,000 at $8.75 per share and an option grant for 10,000 shares exercisable at $10.00 per share. Both options terminate on February 13, 2001. Mr. Erck's prior options, to the extent not exercised, terminated on June 29, 1998, 90 days after termination of his employment. See "Severance Agreement."

     The Committee approved an option grant to Mr. Dee as part of his offer of employment, which option was initially exercisable for 415,000 shares at $5.00. The exercise price of Mr. Dee's option was set at the price per share paid by the investors in Procept's 1998 private placement, which price exceeded the fair market value of the Common Stock on the date of grant. Mr. Dee's option grant included provisions to adjust the number of shares and the exercise price which paralleled antidilution and reset rights held by investors in Procept's 1998 private placement, thereby keeping Mr. Dee's interests in line with those of the investors.


Deduction Limit for Executive Compensation

     With respect to qualifying compensation paid to executive officers under
Section 162(m) of the Internal Revenue Code, Procept does not expect to have compensation exceeding the one-million-dollar limitation for the foreseeable future. Outstanding stock options granted under the Option Plan will not be subject to the limitation under applicable regulations, and Procept plans to maintain the exclusion for any additional options that may be granted to employees covered by Section 162(m).

                                                  By the Compensation Committee,

                                                  Zola P. Horovitz, Ph.D.
                                                  Max Link, Ph.D.
                                                  Michael S. Weiss

     The following tables set forth certain compensation information for the present and former Chief Executive Officers of Procept and for Nigel Rulewski, who became an executive officer of Procept in December 1998. No executive officer of Procept other than Mr. Erck and Mr. Dee received 1998 salary and bonus in excess of $100,000.


                                   Summary Compensation Table

                                                                                Long Term
                                                           Annual             Compensation
                                                        Compensation             Awards

                                                                               Securities
Name and                                                                       Underlying          All Other
Principal Position                        Year     Salary ($)    Bonus ($)     Options (#)     Compensation ($)
------------------                        ----     ----------    ---------     -----------     ----------------
John F. Dee                               1998      181,667          0            983,412(2)           0
  President, Chief Executive Officer(1)

Stanley C. Erck                           1998       48,125(4)       0             30,000              0
  President, Chief Executive Officer(3)   1997      231,000          0             43,200              0
                                          1996      231,000          0              1,071              0
Nigel J. Rulewski, M.D.(5)                1998       16,669     55,000 (6)        710,901(7)           0

-----------------

(1) Mr. Dee joined Procept as President and Chief Executive Officer in February 1998.

(2) This option was granted in January 1999, but was approved in principal in 1998 in connection with Mr. Dee's offer of employment. This option was initially exercisable for 415,000 shares, but has been adjusted in accordance with provisions to adjust the number of shares which paralleled antidilution and reset rights held by investors in Procept's 1998 private placement, thereby keeping Mr. Dee's interests in line with those of the investors.

(3) Mr. Erck resigned as President and chief Executive Officer in February 1998 and left Procept effective as of March 13, 1998. He continued as a consultant with the Company through August 13, 1998 to assist with transition matters.

(4) Excludes $182,875 paid pursuant to the terms of Mr. Erck's severance agreement.

(5)  Dr. Rulewski joined Procept as Chief Medical Officer in December 1998.

(6) In lieu of a cash bonus, Mr. Rulewski received 10,000 shares of Procept's Common Stock.

(7) This option initially was exercisable for 300,000 shares, but has been adjusted in accordance with provisions to adjust the number of shares which paralleled antidilution and reset rights held by investors in Procept's 1998 private placement, thereby keeping Dr. Rulewski's interests in line with those of the investors.

     The following table provides required information concerning the grant of stock options under the 1998 Equity Incentive Plan to Mr. Dee, Mr. Erck and Dr. Rulewski during the last fiscal year. In addition, the table shows hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10%, compounded annually, from the date the options were granted to their expiration date. This table does not take into account any change in the price of the Common Stock to date, nor does Procept make any representation regarding the rate of its appreciation.


                                Option Grants In Last Fiscal Year

                                                                                 Potential Realizable Value At
                          Number of     Percent of                                  Assumed Annual Rates of
                          securities  total options                              Stock Price Appreciation For
                          underlying    granted to   Exercise or                      Option Term ($) (1)
                           options     employees in   base price    Expiration
          Name           granted (#)   fiscal year    ($/share)        date            5%             10%
          ----           -----------   ------------   ---------        ----            --             ---
                                           (%)
                                           ---
John F. Dee                983,412(2)      49.1           2.11(3)    1/22/09        1,328,984      3,345,275

Stanley C. Erck             20,000(4)       1.0           8.75       2/13/01          110,507        278,905
                            10,000(4)       0.5          10.00       2/13/01           42,528        126,952

Nigel J. Rulewski, M.D.    710,901(5)      35.5           2.11(3)   12/01/08        1,829,199      3,801,194

-----------------

(1) The dollar amounts under these columns include the results at the 5% and 10% rates set by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, in the price of the underlying Common Stock. No gain to the optionees is possible without an increase in price of the Common Stock, which will benefit all stockholders proportionately.

(2) This option was initially exercisable for 415,000 shares, but has been adjusted in accordance with provisions to adjust the number of shares which paralleled antidilution and reset rights held by investors in Procept's 1998 private placement, thereby keeping Mr. Dee's interests in line with those of the investors. This option was immediately vested with respect to 18.75% of such shares and vests in equal quarterly installments of 6.25% of such shares on each February 1, May 1, August 1, and November 1 through February 1, 2002. This option has a term of ten years.

(3) These options initially were exercisable at $5.00 per share, but the exercise price has been adjusted in accordance with provisions to adjust the exercise price which paralleled antidilution and reset rights held by investors in Procept's 1998 private placement.

(4) These options vest in equal monthly installments of 8.33% of such shares beginning on March 13, 1998 and became fully vested on February 13, 1999; they have a term of three years.

(5) This option initially was exercisable for 300,000 shares, but has been adjusted in accordance with provisions to adjust the number of shares which paralleled antidilution and reset rights held by investors in Procept's 1998 private placement, thereby keeping Dr. Rulewski's interests in line with those of the investors. This option becomes exercisable with respect to 25% of such shares on each of December 1, 1999, December 1, 2000, December 1, 2001 and December 1, 2002. This option has a term of ten years.

               Aggregated Option Exercises In Last Fiscal Year And
                          Fiscal Year-End Option Value

                                                                Number of Securities        Value of Unexercised
                                                               Underlying Unexercised           in-the-Money
                                                                     Options at                  Options at
                                 Shares                          Fiscal Year-End (#)         Fiscal Year-End ($)
                               Acquired on       Value              Exercisable/                Exercisable/
            Name              Exercise (#)   Realized ($)           Unexercisable             Unexercisable (1)
            ----              ------------   ------------           -------------             -----------------
John F. Dee                         0              0                184,389/799,023            71,912/311,619

Stanley C. Erck                     0              0                    25,000/5000                     --/--

Nigel J. Rulewski, M.D.             0              0                      0/710,901                --/277,251

-----------------

(1) Based on the difference between the option exercise price and the closing price of the underlying Common Stock on December 31, 1998, which closing price was $2.50.


Severance Agreement

     In June 1997, the Board of Directors voted to approve an Executive Severance and Indemnification Agreement (the "Severance Agreement") between Procept and Mr. Erck. Upon a "change in control" of Procept, in the event that Procept terminated Mr. Erck's employment without "cause" or Mr. Erck terminated his employment with "good reason" (as those terms are defined in the Severance Agreement), the Company was obligated to pay Mr. Erck an amount equal to the to the greater of (i) his annual rate of base salary in effect on the date of termination and (ii) his annual rate of base salary in effect immediately before the change in control. This amount is payable over the twelve-month period immediately after termination and is reduced to the extent Mr. Erck actually receives salary, consulting or similar compensation from another entity in excess of such payments during such period. Upon such termination, the Severance Agreement also provides for (i) participation in Procept's life, disability, accident and health plans for the twelve-month period immediately after termination, except to the extent such benefits are provided by a subsequent employer, and (ii) in certain circumstances, certain legal costs and relocation expenses associated with such termination. Pursuant to the terms of this agreement, upon termination of Mr. Erck's employment effective March 13, 1998 the Company paid Mr. Erck a lump sum amount for accrued vacation and continued to pay Mr. Erck his annual base salary in effect on the date of termination for a twelve month period ended March 13, 1999.

     In February 1998, Procept and Mr. Erck entered into a Supplemental Executive Severance Agreement (the "Supplemental Agreement") in connection with Mr. Erck's termination as the Chief Executive Officer. The Supplemental Agreement provides, in addition to the benefits under the Severance Agreement, that Mr. Erck (i) forfeit 1,186 shares of Procept Common Stock in exchange for Procept's cancellation of debt due to Procept in the aggregate amount of $102,562 plus accrued interest, (ii) receive certain office equipment having an aggregate value of less than $2,250, (iii) receive options with respect to an aggregate of 30,000 shares of Procept Common Stock and (iv) provide consulting services to the Company through August 13, 1998.


Director Compensation

     Members of the Board of Directors of Procept are not compensated for attending Board meetings or meetings of Board committees on which they serve.

     Procept has entered into consulting agreements with each of the members of the Board of Directors who are not employed by Procept. Pursuant to such agreements, each such board member is entitled to receive (i) an annual retainer fee and (ii) a per diem consulting fee. The annual retainer fee is payable in quarterly installments in either of the following forms as selected by each such director: (i) $10,000 cash, or (ii) options to purchase shares of common stock under the 1998 Equity Incentive Plan having an aggregate exercise price of $20,000. The consulting fee is payable in either of the following forms as selected by each such director for each day that such director provides consulting services to
Procept: (i) $1,000 in cash, or (ii) options to purchase shares of common stock under the 1998 Equity Incentive Plan having an aggregate purchase price of $1,350.

     In lieu of options originally in June 1998, on January 22, 1999, each director who was not an employee of Procept was granted non-qualified options to purchase 35,000 shares of common stock under the 1998 Equity Incentive Plan with an exercise price of $5.00. The options were granted the same antidilution and pricing reset contractual rights as those granted to investors in the Company's 1998 private placement. Pursuant to such rights the exercise price has been reduced to $2.11 and, as of April 15, 1999, there are 82,938 shares of common stock underlying each such grant. The options vested as to 25% on January 22, 1999 and will vest as to 25% on each of January 1, 2000, 2001 and 2002.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


     During the fiscal year ended December 31, 1998, Procept's Compensation Committee consisted of Dr. Horovitz, Dr. Link and Mr. Weiss. None of the members of the Compensation Committee has been an officer or employee of Procept. During 1998, Mr. Weiss was with Paramount Capital, Inc. whose affiliates are significant stockholders of the Company. See "Certain Relationships and Related Transactions."


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     Paramount Capital Asset Management, Inc. ("PCAM") is the investment manager of The Aries Trust and general partner of the Aries Domestic Fund, L.P., significant stockholders of the Company (collectively the "Aries Funds"). Lindsay A. Rosenwald, M.D., the Chairman and sole stockholder of PCAM, is also the President and sole stockholder of Paramount Capital, Inc. ("Paramount"). During 1998, Mr. Weiss, a director and the Chairman of Procept's Board of Directors, was a Senior Managing Director of Paramount. Paramount and the Aries Funds have the contractual right to nominate a majority of the members of the Company's Board of Directors. Additionally, so long as the Aries Funds and their affiliates own at least 5% of the voting power of the Company, the Company may not (i) make payments in excess of $50,000, (ii) incur any indebtedness, (iii) incorporate, acquire, dissolve or dispose of any subsidiaries nor enter into any transactions with the Company's affiliates without the Aries Funds' prior written consent. During the same period, Paramount has approval rights with respect to (ii) and (iii) above and with respect to any increase in executive compensation or bonuses, whether in the form of cash, stock, stock equivalents or otherwise (except for bonuses guaranteed in an employment contract).

     Paramount acted as placement agent in Procept's 1998 private placement of units (the "Units") made up of Common Stock and warrants to purchase Common Stock (the "1998 Private Placement"). As part of the 1998 Private Placement, the Company agreed to pay Paramount (i) a 9% commission of the gross proceeds from the sale of all Units and (ii) a non-accountable expense allowance equal to 4% of the gross proceeds from the sale of all Units. Such fees totaled $1,274,325. In addition, the Company will pay Paramount a commission of 5% upon the exercise of any of the warrants included in the Units.

     Pursuant to the placement agency agreement between Procept and Paramount dated October 26, 1997, in connection with the 1998 Private Placement, the Company sold to Paramount, for $.001 per option, options (the "Placement Options") to acquire a number of newly issued Units equal to 10% of the Units issued in the 1998 Private Placement, exercisable for a period of five years commencing October 9, 1998 at an exercise price of $0.55 per Unit.

     Procept and Paramount also are parties to an advisory agreement (the "Advisory Agreement") pursuant to which Paramount acts as the Company's non-exclusive financial advisor. Such engagement provides that Paramount receive
(i) a monthly retainer of $4,000 through June 30, 1999, (ii) out-of-pocket expenses and (iii) certain cash and equity success fees in the event Paramount assists the Company in connection with certain financing and strategic transactions. Under the Advisory Agreement, at the final closing of the 1998 Private

Placement, the Company sold to Paramount, for $.001 per option, options to acquire, on the same terms as under the Placement Options, a number of newly issued Units equal to 15% of the Units issued in the 1998 Private Placement.

     On March 17, 1999 Pacific Pharmaceutical's Inc. ("Pacific") was merged with and into a wholly-owned subsidiary of Procept. The number of shares of Procept common stock delivered as the merger consideration was determined through arms-length negotiation between the parties. Mr. Michael Weiss and Dr. Elliott Vernon serve on the Board of Directors of Procept and were serving on the Board of Directors of Pacific at the time of the merger. Both Mr. Weiss and Dr. Vernon were appointed to these respective board positions pursuant to the contractual rights of Paramount and its affiliates. In addition, at the time of the merger, Michael Weiss was an employee of Paramount. Mr. Weiss and Dr. Vernon were not on the Procept Special Committee of the Board of Directors that authorized the merger and they abstained from voting when the Pacific Board of Directors voted to approve the merger. Paramount, certain of whose affiliates were significant stockholders of Pacific, is entitled to receive a 6% commission in connection with the merger as well as certain milestone payments payable in shares of Procept Common Stock valued at $900,000 pursuant to a Financial Advisory Agreement and an Introduction Agreement, respectively, both by and between Pacific and Paramount.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Procept's executive officers and directors and persons who own beneficially more than ten percent of Procept's Common Stock are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership of Procept securities with the Securities and Exchange Commission. Copies of these reports must also be furnished to Procept. Based solely on a review of the copies of reports furnished to Procept and written representations that no other reports were required, Procept believes that during 1998 Procept's executive officers, directors and 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

                PROPOSAL TO AMEND THE 1998 EQUITY INCENTIVE PLAN

General

     In November 1998, the Board of Directors approved an amendment and restatement of the 1989 Stock Option Plan as the 1998 Equity Incentive Plan (the "Equity Plan"). The purpose of the Equity Plan is to attract and retain key employees and consultants of the Procept, to provide incentives for them to achieve long-range performance goals and to enable them to participate in the long-term growth of Procept. The Equity Plan provides for the grant of stock options (incentive and nonstatutory), stock appreciation rights, performance shares, restricted stock and stock units ("Awards") to employees and consultants of the Procept and its affiliates ("Eligible Persons").

     Currently, Awards may be made under the Equity Plan for up to a total of 1,500,000 shares of Common Stock, subject to adjustment for stock splits and similar capital changes. Options may be granted under the Equity Plan through the assumption or substitution of outstanding grants from an acquired company without reducing the number of shares available for award under the Equity Plan. Pursuant to the Agreement and Plan of Merger between Procept, Procept Acquisition Corp. and Pacific Pharmaceuticals, Inc. ("Pacific") dated December 10, 1998, as amended, Procept assumed Pacific's outstanding option grants representing 242,181 shares of Procept common stock. The assumption of such options did not decrease the number of options available for grant under the Equity Plan.

     As of April 15, 1999, 10 employees were eligible to participate in the Equity Plan and options to purchase an aggregate of 2,659,029 shares of Common Stock had been granted, excluding the assumed options. Of these options, options to purchase 144,603 shares had been cancelled, options to purchase 2,204 shares had been exercised, options to purchase an aggregate of 2,512,222 shares remained outstanding and an aggregate of 14,334 shares of restricted stock have been issued under the Equity Plan, leaving 2,271,240 shares available for new Awards under the Equity Plan, including 3,300,000 shares added by the amendment for which stockholder approval is sought. No stock appreciation rights, performance shares, stock units or other stock-based awards have been granted under the Equity Plan. The closing price of the Company's Common Stock on April 15, 1999, as reported by the Nasdaq SmallCap Market, was $2.00.


Administration and Eligibility

     Awards are made by the Compensation Committee which has been designated by the Board of Directors to administer the Equity Plan. The Compensation Committee may delegate to one or more officers the power to make awards under the Equity Plan to persons other than officers of the Company who are subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     Awards under the Equity Plan are granted at the discretion of the Compensation Committee, which determines the recipients and establishes the terms and conditions of each award, including the exercise price, the form of payment of the exercise price, the number of shares subject to options or other equity rights and the time at which such options become exercisable. However, the exercise price of any stock option granted under the Equity Plan may not be less than the fair market value of the Common Stock on the date of grant.

     The Compensation Committee has adopted guidelines for the number of annual and new hire options awarded to employees of the Company, other than employees who are subject to Section 16 of the Exchange Act. These guidelines are based on the salary grade of the employee and provide for the grant of incentive stock options at fair market value on the date of grant. The Compensation Committee has delegated to the President the power to make awards under the Equity Plan, in amounts consistent with the guidelines, to employees that are not subject to
Section 16 of the Exchange Act. The guidelines may be changed by the Compensation Committee at any time.


Proposed Amendment to the 1998 Equity Incentive Plan

     The Board of Directors has voted, subject to approval of the stockholders, to increase the number of shares of Common Stock that may be subject to Awards under the Equity Plan by 3,300,000 shares to an aggregate of 4,800,000 shares, subject to adjustment for stock splits and similar capital changes. This proposed amendment is intended to ensure that a sufficient number of shares of Common Stock are available to be issued to Eligible Persons in the future.


Federal Income Tax Consequences Relating to Stock Options

     Incentive Stock Options. An optionee does not realize taxable income upon the grant or exercise of an incentive stock option ("ISO") under the Equity Plan.

     If no disposition of shares issued to an optionee pursuant to the exercise of an ISO is made by the optionee both within two years from the date of grant and within one year from the date of exercise, then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) is taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss and (b) no deduction is allowed to the Company for Federal income tax purposes. The exercise of ISOs gives rise to an adjustment in computing alternative minimum taxable income that may result in alternative minimum tax liability for the optionee.

     If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either the two-year or the one-year holding periods described above (a "disqualifying disposition") then (a) the optionee realizes ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof and
(b) the Company is entitled to deduct such amount. Any further gain realized is taxed as a short-term or long-term capital gain and does not result in any deduction to the Company. A disqualifying disposition in the year of exercise will generally avoid the alternative minimum tax consequences of the exercise of an ISO.

     Nonstatutory Stock Options. No income is realized by the optionee at the time a nonstatutory option is granted. Upon exercise, (a) ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise and (b) the Company receives a tax deduction for the same amount. Upon disposition of the shares, appreciation or depreciation after the date of exercise is treated as a short-term or long-term capital gain or loss and will not result in any deduction by the Company.


Vote Required

     The affirmative vote by the holders of a majority of the shares present, or represented by proxy, and entitled to vote at the meeting is required to approve the amendment to the Equity Plan. Broker non-votes will not be counted as present or represented for this purpose. Abstentions will be counted as present and entitled to vote and, accordingly, will have the effect of a negative vote.


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                         INFORMATION CONCERNING AUDITORS

     The firm of PricewaterhouseCoopers LLP, independent accountants, examined Procept's financial statements for the year ending December 31, 1998. The Board of Directors has appointed PricewaterhouseCoopers LLP to serve as Procept's auditors for its fiscal year ending December 31, 1999. Representatives of PricewaterhouseCoopers LLP are expected to attend the annual meeting to respond to appropriate questions, and will have the opportunity to make a statement if they desire.


                       DEADLINE FOR STOCKHOLDER PROPOSALS

     A stockholder who wishes to bring business before or propose director nominations at the 2000 annual meeting must give written notice to the Secretary of Procept by March 15, 2000. The notice must contain specified information about the proposed business or nominee and the stockholder making the proposal or nomination.

     In order for a stockholder proposal to be considered for inclusion in Procept's proxy materials for the 2000 Annual Meeting of Stockholders, it must be received by Procept at 840 Memorial Drive, Cambridge, Massachusetts 02139,
Attention: John F. Dee, President, no later than December 31, 1999.


                            EXPENSES OF SOLICITATION

     Procept will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others of forwarding solicitation material to beneficial owners of stock. In addition to the use of mails, proxies may be solicited by officers and any regular employees of Procept in person or by telephone. Procept expects that the costs incurred in the solicitation of proxies will be nominal.


                                  OTHER MATTERS

     The Board of Directors does not know of any business to come before the meeting other than the matters described in the notice. If other business is properly presented for consideration at the meeting, the enclosed proxy authorizes the persons named therein to vote the shares in their discretion.

                              (FRONT OF PROXY CARD)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS JUNE 11, 1999

                                  PROCEPT, INC.

     The undersigned stockholder of Procept, Inc. (the "Company") hereby appoints John F. Dee and Lynnette C. Fallon, and each of them acting singly, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all of the shares of capital stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held June 11, 1999, and at all adjournments thereof, hereby revoking any proxy heretofore given with respect to such shares.

     This proxy when properly executed will be voted in the manner directed by the undersigned stockholder(s). If no specification is made, this proxy will be voted for all proposals. In their discretion, the proxies are also authorized to vote upon such matters as may properly come before the meeting.

                        PLEASE SIGN AND MAIL PROXY TODAY


                            Mark Here For Address Change and Note On Reverse [ ]


                  (Continued and to be signed on reverse side.)



                                                              [SEE REVERSE SIDE]

                             (REVERSE OF PROXY CARD)

[X] Please mark your votes as this example.


                                                                          FOR                    WITHHELD
                                                                     All nominees            For all nominees
1.       Proposal to elect directors                                      [ ]                       [ ]

         FOR, except withheld from the following nominee(s):

         --------------------------------------------------------------------

         Nominees:  John F. Dee
                    Zola P. Horovitz, Ph.D.
                    Max Link, Ph.D.
                    Mark C. Rogers, M.D.
                    Nigel Rulewski, M.D.
                    Elliott H. Vernon
                    Michael S. Weiss


                                                                     FOR      AGAINST      ABSTAIN


2.       Proposal to approve an                                      [ ]        [ ]          [ ]

         amendment to Procept's 1998 Equity Incentive Plan
         (the "Equity Plan") increasing the aggregate number of shares of common stock reserved for issuance under the Equity Plan by 3,300,000 from 1,500,000 to 4,800,000.


Signature:                              Date:
          --------------------------         ------------------------


Signature:                              Date:
          --------------------------         ------------------------


NOTE: Please sign exactly as name appears on stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                      Appendix A

                                  PROCEPT, INC.

                           1998 EQUITY INCENTIVE PLAN

1989 Stock Option Plan as amended and restated by the Board of Directors on November 16, 1998 and further amended by Board of Directors on January 22, 1999 and approved by the Stockholders on June ___, 1999.


Section 1. Purpose

     The purpose of the Procept, Inc. 1998 Equity Incentive Plan (the "Plan") is to attract and retain key employees and directors and consultants of the Company and its Affiliates, to provide an incentive for them to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company by granting Awards with respect to the Company's Common Stock.


Section 2. Definitions

     "Affiliate" means any business entity in which the Company owns directly or indirectly 50% or more of the total combined voting power or has a significant financial interest as determined by the Committee.

     "Award" means any Option, Stock Appreciation Right, Performance Share, Restricted Stock, Stock Unit or Other Stock-Based Award awarded under the Plan.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor to such Code.

     "Committee" means a committee comprised of not less than two members of the Board appointed by the Board to administer the Plan or a specified portion thereof. If the Committee is authorized to grant Awards to a Reporting Person or a Covered Employee, each member shall be a "Non-Employee Director" or the equivalent within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 or any successor provision, as applicable to the Company at the time ("Rule 16b-3"), or an "outside director" or the equivalent within the meaning of
Section 162(m) of the Code, respectively. In the event no such Committee is appointed, then "Committee" means the Board.

     "Common Stock" or "Stock" means the Common Stock, $0.01 par value, of the Company.

     "Company" means Procept, Inc.

     "Covered Employee" means a person whose income is subject to Section 162(m) of the Code.

     "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, "Designated Beneficiary" shall mean the Participant's estate.

     "Effective Date" means November 16, 1998.

     "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.

     "Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 that is intended to meet the requirements of Section 422 of the Code or any successor provision.

     "Nonstatutory Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 that is not intended to be an Incentive Stock Option.

     "Option" means an Incentive Stock Option or a Nonstatutory Stock Option.

     "Other Stock-Based Award" means an Award, other than an Option, Stock Appreciation Right, Performance Share, Restricted Stock or Stock Unit, having a Common Stock element and awarded to a Participant under Section 11.

     "Participant" means a person selected by the Committee to receive an Award under the Plan.

     "Performance Cycle" or "Cycle" means the period of time selected by the Committee during which performance is measured for the purpose of determining the extent to which an award of Performance Shares has been earned.

     "Performance Shares" mean shares of Common Stock, which may be earned by the achievement of performance goals, awarded to a Participant under Section 8.

     "Reporting Person" means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

     "Restricted Period" means the period of time during which an Award may be forfeited to the Company pursuant to the terms and conditions of such Award.

     "Restricted Stock" means shares of Common Stock subject to forfeiture awarded to a Participant under Section 9.

     "Stock Appreciation Right" or "SAR" means a right to receive any excess in value of shares of Common Stock over the exercise price awarded to a Participant under Section 7.

     "Stock Unit" means an award of Common Stock or units that are valued in whole or in part by reference to, or otherwise based on, the value of Common Stock, awarded to a Participant under Section 10.


Section 3. Administration

     The Plan shall be administered by the Committee, provided that the Board may in any instance perform any of the functions delegated to the Committee hereunder. The Committee shall select the Participants to receive Awards and shall determine the terms and conditions of the Awards. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committee's decisions shall be final and binding. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons and all determinations under the Plan with respect thereto, provided that the Committee shall fix the maximum amount of such Awards for all such Participants and a maximum for any one Participant.


Section 4. Eligibility

     All employees and, in the case of Awards other than Incentive Stock Options, directors and consultants of the Company or any Affiliate, capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Incentive Stock Options may be awarded only to persons eligible to receive such Options under the Code.


Section 5. Stock Available for Awards

     (a) Subject to adjustment under subsection (b), Awards may be made under the Plan for up to 4,800,000 shares of Common Stock. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited, the shares subject to such Award, to the extent of such expiration, termination or forfeiture, shall again be available for award under the Plan. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b) In the event that the Committee determines that any stock dividend, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee (subject, in the case of Incentive Stock Options, to any limitation required under the Code) shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.


Section 6. Stock Options

     (a) Subject to the provisions of the Plan, the Committee may award Incentive Stock Options and Nonstatutory Stock Options and determine the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal and state securities laws, as it considers necessary or advisable. The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code or any successor provision and any regulations thereunder, and no Incentive Stock Option may be granted hereunder more than ten years after the Effective Date.

     (b) The Committee shall establish the option price at the time each Option is awarded, which price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award with respect to Incentive Stock Options. Nonstatutory Stock Options may be granted at such prices as the Committee may determine.

     (c) Until the completion of an initial public offering of the Common Stock, each optionholder shall execute a Stock Purchase and Right of Repurchase Agreement, substantially in the form of Exhibit 1 hereto, prior to the purchase of any Stock pursuant to the exercise of Options. Each Option shall be exercisable at such times and subject to such additional terms and conditions as the Committee may specify in the applicable Award or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

     (d) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the award of the Option, by delivery of a note or shares of Common Stock owned by the optionee, including Restricted Stock, or by retaining shares otherwise issuable pursuant to the Option, in each case valued at their Fair Market Value on the date of delivery or retention, or such other lawful consideration as the Committee may determine.

     (e) The Committee may provide that, subject to such conditions as it considers appropriate, upon the delivery or retention of shares to the Company in payment of an Option, the Participant automatically be awarded an Option for up to the number of shares so delivered.


Section 7. Stock Appreciation Rights

     (a) Subject to the provisions of the Plan, the Committee may award SARs in tandem with an Option (at or after the award of the Option), or alone and unrelated to an Option. SARs in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised. The

Committee shall determine at the time of grant or thereafter whether SARs are settled in cash, Common Stock or other securities of the Company, Awards or other property, and may define the manner of determining the excess in value of the shares of Common Stock.

     (b) The Committee shall fix the exercise price of each SAR or specify the manner in which the price shall be determined. SARs granted in tandem with Options shall have an exercise price not less than the exercise price of the related Option. SARs granted alone and unrelated to an Option may not have an exercise price less than 100% of the Fair Market Value of the Common Stock on the date of grant, provided that such a SAR granted to a new employee or consultant within 90 days of the date of employment may have a lower exercise price so long as it is not less than 100% of the Fair Market Value on the date of employment.

     (c) An SAR related to an Option, which SAR can only be exercised upon or during limited periods following a change in control of the Company, may entitle the Participant to receive an amount based upon the highest price paid or offered for Common Stock in any transaction relating to the change in control or paid during the thirty-day period immediately preceding the occurrence of the change in control in any transaction reported in the stock market in which the Common Stock is normally traded.


Section 8. Performance Shares

     (a) Subject to the provisions of the Plan, the Committee may award Performance Shares and determine the number of such shares for each Performance Cycle and the duration of each Performance Cycle. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other. The payment value of Performance Shares shall be equal to the Fair Market Value of the Common Stock on the date the Performance Shares are earned or, in the discretion of the Committee, on the date the Committee determines that the Performance Shares have been earned.

     (b) The committee shall establish performance goals for each Cycle, for the purpose of determining the extent to which Performance Shares awarded for such Cycle are earned, on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. During any Cycle, the Committee may adjust the performance goals for such Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

     (c) As soon as practicable after the end of a Performance Cycle, the Committee shall determine the number of Performance Shares that have been earned on the basis of performance in relation to the established performance goals. The payment values of earned Performance Shares shall be distributed to the Participant or, if the Participant has died, to the Participant's Designated Beneficiary, as soon as practicable thereafter. The Committee shall determine, at or after the time of award, whether payment values will be settled in whole or in part in cash or other property, including Common Stock or Awards.

Section 9. Restricted Stock

     (a) Subject to the provisions of the Plan, the Committee may award shares of Restricted Stock and determine the duration of the Restricted Period during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock may be issued for no cash consideration or such minimum consideration as may be required by applicable law.

     (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Notwithstanding the foregoing, in the Committee's discretion, Awards in the form of Restricted Stock may be made transferable to a limited liability company controlled solely by the Participant. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.


Section 10. Stock Units

     (a) Subject to the provisions of the Plan, the Committee may award Stock Units subject to such terms, restrictions, conditions, performance criteria, vesting requirements and payment rules as the Committee shall determine.

     (b) Shares of Common Stock awarded in connection with a Stock Unit Award shall be issued for no cash consideration or such minimum consideration as may be required by applicable law.


Section 11. Other Stock-Based Awards

     (a) Subject to the provisions of the Plan, the Committee may make other awards of Common Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Common Stock, including without limitation convertible preferred stock, convertible debentures, exchangeable securities and Common Stock awards or options. Other Stock-Based Awards may be granted either alone or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan.

     (b) The Committee may establish performance goals, which may be based on performance goals related to book value, subsidiary performance or such other criteria as the Committee may determine, Restricted Periods, Performance Cycles, conversion prices, maturities and security, if any, for any Other Stock-Based Award. Other Stock-Based Awards may be sold to Participants at the face value thereof or any discount therefrom or awarded for no consideration or such minimum consideration as may be required by applicable law.

Section 12. General Provisions Applicable to Awards

     (a) Limitations on Grants of Options and SARs. Subject to adjustment under
Section 5(b), the number of shares subject to Options and SARs granted to any one individual during any fiscal year may not exceed 1,000,000 shares.

     (b) Reporting Person Limitations. Notwithstanding any other provision of the Plan, to the extent required to qualify for the exemption provided by Rule 16b-3, Awards made to a Reporting Person shall not be transferable by such person other than by will or the laws of descent and distribution or, if then permitted by Rule 16b-3, pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, and are exercisable during such person's lifetime only by such person or by such person's guardian or legal representative.

     (c) Documentation. Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable tax and regulatory laws and accounting principles.

     (d) Committee Discretion. Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of award or at any time thereafter.

     (e) Settlement. The Committee shall determine whether Awards are settled in whole or in part in cash, Common Stock, other securities of the Company, Awards or other property. The Committee may permit a Participant to defer all or any portion of a payment under the Plan, including the crediting of interest on deferred amounts denominated in cash and dividend equivalents on amounts denominated in Common Stock.

     (f) Dividends and Cash Awards. In the discretion of the Committee, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest, and (ii) cash payments in lieu of or in addition to an Award.

     (g) Termination of Employment. The Committee shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

     (h) Change in Control. In order to preserve a Participant's rights under an Award in the event of a change in control of the Company, the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or realization of the Award, (ii) provide for the purchase of the Award upon the Participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable and in the best interests of the Company.

     (i) Loans. The Committee may authorize the making of loans or cash payments to Participants in connection with any Award under the Plan, which loans may be secured by any security, including Common Stock, underlying or related to such Award (provided that such Loan shall not exceed the Fair Market Value of the security subject to such Award), and which may be forgiven upon such terms and conditions as the Committee may establish at the time of such loan or at any time thereafter.

     (j) Withholding Taxes. The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

     (k) Foreign Nationals. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws.

     (l) Amendment of Award. The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.


Section 13. Miscellaneous

     (a) No Right To Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

     (c) Effective Date. Subject to the approval of the stockholders of the Company, this 1998 Equity Incentive Plan will become effective on November 16, 1998. Prior to such approval, Awards may be made under the Plan expressly subject to such approval.

     (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, subject to any stockholder approval that the Board determines to be necessary or advisable.

     (e) Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of Delaware.

                    -----------------------------------------